Exhibit 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: December 27, 2004
For Collection Period: November 2004
For Determination Date: December 15, 2004

							LOAN
	A-1	A-2	A-3	A-4	# LOANS	TOTAL	BALANCE
A. PRINCIPAL BALANCE RECONCILIATION
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	49,769,277.77	87,410,907.00	9,276	137,180,184.77	137,180,184.77
(C) Collections (Regular Payments)	0.00	0.00	3,329,196.92	0.00	N/A	3,329,196.92	3,329,196.92
(D) Withdrawal from Payahead (Principal)	0.00	0.00	14,065,96	0.00	N/A	14,065.96	14,065.96
(E) Collections (Principal Payoffs)	0.00	0.00	3,404,500.11	0.00	295	3,404,500.11	3,404,500.11
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	439,633.53	0.00	28	439,633.53	439,633.53
(G) Principal Reductions (Other) (Partial chg-off)	0.00	0.00	66,644.55	0.00	N/A	33,644.55	33,644.55
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	42,548,236,70	87,410,907.00	8,953	129,959,143.70	129,959,143.70

(J) Certificate Factor	0.000000%	0.000000%	24.882010%	100.000000%	42.868087%	28.675202%	28.675202%

Notional Principal Balance: Class I
(K) Beginning							47,130,079.68
(L) Reduction							6,943,900.68	*
(M) Ending							40,186,179.00

Notional Principal Balance: Companion Component
(N) Beginning							90,050,105.09
(O) Reduction							277,140.39	*
(P) Ending							89,772,964.70	*

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS							7,913,208.67
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							13,742.78
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							14,065.96
2) allocable to interest							0.00
(D) ADVANCES							4,830.85
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							296,215.27
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							8,242,063.53

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							8,242,063.53
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							6,928.33
(E) SERVICING FEE (DUE AND UNPAID)							114,316.82
(F) Standby Servicing Fee (not to exceed $50,000)							3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							121,105.24
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72
(L) Interest to “I” Certificate Holders, including Overdue							98,187.67
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							7,221,041.07
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							43,319.71
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							371,931.97

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT

(A) BEGINNING BALANCE							13,928,196.04
(B) ADDITIONS TO SPREAD AMOUNT							371,931.97
(C) INTEREST EARNED							19,339.99
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							331,868.83

(H) ENDING BALANCE							13,987,599.17

(I) REQUIRED BALANCE							13,596,327.21

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							391,271.96

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: December 27, 2004
For Collection Period: November 2004
For Determination Date: December 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY
		NUMBER	BALANCE

# PAYMENT DELINQUENCY
(A) 31-60		68	887,316.60
(B) 61-90		15	178,136.55

(C) TOTAL		83	1,065,453.15

(D) 90+ days		11 *	149.698.76

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		24	386,556.08
(B) AGGREGATE REPOSSESSIONS		540	10,458,561.84
(C) UNLIQUIDATED REPOSSESSIONS		25	408,667.59

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			66,312.88
(B) DEPOSIT			0.00
(C) WITHDRAWAL			14,065.96

(D) ENDING BALANCE			52,246.92

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
MONTH	DELINQUENT MONTH BALANCE	POOL BALANCE	DELINQUENCY
(A) CURRENT	1,065,453.15	129,959,143.70	0.8198%
(B) 1ST PREVIOUS	1,539,640.94	137,180,184.77	1.1223%
(C) 2ND PREVIOUS	701,994.82	144,203,755.59	0.4868%

(D) THREE MONTH ROLLING AVERAGE	1,102,362.97	137,114,361.35	0.8097%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default
	BALANCE	BALANCE	Rate %
(A) Defaulted Receivables (Current Period)	474,263.15
(B) Cumulative Defaulted Receivables (Prior Month)	12,694,552.55
(C) Cumulative Defaulted Receivables (Current Month)	13,438,815.70	453,210,907.00	2.97%

J. CUMULATIVE NET LOSS RATE	MONTH	ORIGINAL POOL	Net Loss
	BALANCE	BALANCE	Rate %
(A) Collection Period Charge-Off receivables	473,278.08
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	-
(C) Aggregate Cram Down Losses during period	-
(D) Less: Recoveries (current month)	296,215.27
(E) Prior Period Adjustment	-
(F) Net Losses current period	177,062.81
(G) Prior Period cumulative net losses	8,588,971.59
(H) Cumulative Net Losses (current period)	8,766,034.40	453,210,907.00	1.93%

(I) Total Defaults	474,263.15
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	237,131.58

(K) Cumulative net losses including 50% of defaults	9,003,165.98	453,210,907.00	1.99%

K. EXTENSION RATE	MONTH	POOL	Extension
	BALANCE	BALANCE	Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	540,791.11	129,959,143.70	0.42%

L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		4,510,890.08	8,295
(B) Total Payments (Current Month)		8,209,423.94	9,166
(C) Lockbox Payment Percentage			90.50%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			24,614
(C) Monthly BVAC net worth (at least $20MM)			62,975

N. WAC — Weighted Average Coupon			10.3669%
O. WAM — Weighted Average Maturity			45.71

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Securitization Corp		Bay View Acceptance Corp

* Revised Servicer’s Certificate to show the correct amounts in Section A(L), A(O), A(P) and E(D).